UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

CLEAR SECURE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40568	86-2643981
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 10th Avenue, 9th Floor, New York, NY 10011
(Address of Principal Executive Offices) (Zip Code)

(646) 723-1404

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	YOU	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 23, 2026 (the “Effective Date”), Alclear Holdings, LLC (the “Borrower”), and certain other subsidiaries of the Borrower party thereto (the “Pledgors” and, together with the Borrower, the “Loan Parties”), entered into that certain Amendment No. 4 to its Credit Agreement (the “Amendment”), by and among the Loan Parties, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and issuing bank, which amends that certain Credit Agreement, dated as of March 31, 2020 (as amended, amended and restated, supplemented or otherwise modified prior to the Effective Date, the “Credit Agreement”), by and among the Borrower, the other Loan Parties party thereto, the lenders from time to time party thereto, the Administrative Agent and the other parties named therein.

On the Effective Date, the Loan Parties (i) reduced the lender commitments under the Credit Agreement from $100,000,000 to $50,000,0000, (ii) increased the letter of credit sublimit from $35,000,000 to $50,000,000, (iii) reduced the applicable margin under the Credit Agreement (x) from 2.50% per annum to 1.50% per annum in the case of term SOFR loans and (y) from 1.50% per annum to 0.50% per annum in the case of base rate loans and (iv) reduced the unused commitment fee from 0.35% per annum to 0.25% per annum. In addition, pursuant to the Amendment, the Borrower extended the maturity date of the Credit Agreement from June 28, 2026 to June 23, 2031.

The Amendment also deems certain existing letters of credit as issued under the revolving credit facility’s letter of credit sublimit.

Other than as described above and certain other changes described in the Amendment, the loans under the Credit Agreement continue to have the same terms as provided under the Credit Agreement prior to the Effective Date.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Amendment No. 4, dated as of June 23, 2026, to the Credit Agreement, dated March 31, 2020, by and among Alclear Holdings, LLC, the other loan parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR SECURE, INC.

Date: June 23, 2026	By:	/s/ Jennifer Hsu
		Name:	Jennifer Hsu
		Title:	Chief Financial Officer